SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Wyckoff Road		07719
Wall, New Jersey		(Zip Code)
(Address of principal executive offices)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On May 8, 2006 registrant presented a corporate overview to members of the financial community at the American Gas Association (AGA) Financial Forum in Scottsdale, AZ. The slides used at the meeting are furnished herewith as exhibit 99.01.
The presentation slides are incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of May 8, 2006, and the registrant does not assume any obligation to update such information in the future.
Item 9.01. Financial Statements and Exhibits
(a) None.
(b) None.
(c) Exhibits:
Exhibit 99.01: Presentation to the financial community at the AGA Financial Forum. (furnished pursuant to Item 9).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: May 8, 2006	By:	/s/ Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	Presentation to the financial community at the AGA Financial Forum. (furnished pursuant to Item 9).